SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          For the month of March, 1997


                                  ISRAMCO. INC
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Delaware
                             ----------------------
                            (State of Incorporation)

             575 Madison Avenue, New York, New York 10022 Suite 1006
             -------------------------------------------------------
                    (Address of principal executive offices)

                                  212-605-0417
                                ----------------
                               (Telephone number)


     0-12500                                                13-3145265
------------------                                      ------------------
Commission File No.                                     IRS Employer ID No.

Item 5.   Other Events

          A. Extension of Warrants. The Board of Directors approved the extension of the Expiration Date of its Class A Warrants from April 16, 1997 to April 16, 1998 and the Expiration Date of its Class B Warrants from April 16, 1997 to April 16, 1998. Attached hereto as Exhibit A and incorporated herein by reference is a copy of the Ninth Amendment to the April 15, 1993 Warrant Agreement between the Company and the Warrant Agent.

          B. Ido Rosen, Zvika Livnat and Yeheskel Nathaniel have resigned as members of the Board of Directors and Tina Maimon Arckens, residing in Belgium has been elected a director of the Company. Mrs. Arckens is the sister of Jackob Maimon, the Chairman of the Board of Directors of Naphtha Holdings Ltd. and Naphtha Israel Petroleum Corp. Ltd. Mrs. Arckens is also the wife of Robert Arckens, the controlling shareholder of United Kingsway Ltd., which may be deemed to control the Company.

Item 7.   Exhibits

          Exhibit A - Ninth Amendment to Warrant Agreement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Isramco, Inc.
                                        (registrant)



March 31, 1997                          By /s/ Haim Tsuff
--------------                            -----------------------------
(date)

                                          Chairman of the Board

                      NINTH AMENDMENT TO WARRANT AGREEMENT

     AGREEMENT,  made as of March 31, 1997  between  Isramco,  Inc.,  a Delaware
corporation   ("Company"),   and  American  Stock  Transfer  Company, a New York
corporation, as Warrant Agent ("Warrant Agent").

                              W I T N E S S E T H:

     WHEREAS, the Company in connection with a public offering of 3,500,000 Units ("Units"), each unit consisting of two (2) shares of the Company's Common stock, par value $0.01 per share ("Common Stock"), two Class A Common Stock Redeemable Warrants ("Class A Warrants") and two Class B Common Stock Redeemable Warrants ("Class B Warrants") and (collectively the "Warrants"), issued 7,675,000 Class A Warrants and 7,675,000 Class B Warrants pursuant to a Warrant Agreement dated the 15th day of April, 1993 (the "Warrant Agreement"); and

     WHEREAS, the Company is desirous of amending the Warrant Agreement to extend the Expiration Date for its Class A Warrants to April 16, 1998 and the Expiration Date for its Class B Warrants to April 16, 1998.

     NOW THEREFORE, in consideration of the promises and mutual agreements hereinafter set forth, the parties hereto agree that the Warrant Agreement shall be amended as follows:

     1. Section 1. Definitions. (c) is hereby amended to provides as follows as:

     "(c) "Expiration Date" shall mean, subject to the provisions of Section 9 hereof: (i) With respect to the Class A Redeemable Warrants, 5:00 p.m. (New York time) on April 16, 1998; (ii) with respect to the Class B Redeemable Warrants, 5:00 p.m. (New York time) on April 16, 1998; or such later dates as the Company, by authorization of its Board of Directors, shall determine. If any such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then the Expiration Date shall be 5:00 p.m. (New York time) on the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close."

     2. All other terms and agreements except as hereinafter provided shall be in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in the day and year first above written.

                                          ISRAMCO, INC.


                                          By: /s/ Haim Tsuff
                                             -----------------------------------
                                             Haim Tsuff, Chairman of the Board

                                          AMERICAN STOCK TRANSFER & TRUST CO.

                                             By:
                                                --------------------------------
                                                     Authorized Agent